(ICON)
Prudential
Intermediate
Global
Income
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1996
(LOGO)

Prudential Intermediate Global
Income Fund, Inc.

Performance At A Glance.
It was a good year for your Prudential Intermediate Global Income Fund. Powered by a strong U.S. dollar and prudent asset selection, your Fund produced competitive returns throughout 1996, when compared to similar bond funds tracked by Lipper Analytical Services.

Cumulative Total Returns1                             As of 12/31/96
                               One          Five           Since
                               Year         Years        Inception2
              Class A            11.1%        53.9%         100.9%
              Class B            10.4         N/A            49.5
              Class C            10.4         N/A            32.7
              Class Z             N/A         N/A             5.2
Lipper Global Income Fund Avg3   10.4         39.0            **

Average Annual Total Returns1                          As of 12/31/96
                               One          Five          Since
                               Year         Years        Inception2
              Class A            7.8%         8.4%            8.1%
              Class B            7.4          N/A             8.4
              Class C            9.4          N/A            12.4

                            Total Dividends         30-Day
                            Paid for 12 Mos.      SEC Yield
Dividends
& Yields        Class A         $0.85                5.56%
As of           Class B         $0.80                5.13
12/31/96        Class C         $0.80                5.13
                Class Z         $0.49                5.89

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account applicable sales charges.
The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front end sales load of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 3%, 2%, 1% and 1% for four years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, after approximately five years. Since Class Z shares have been in existence less than one year, no average annual total returns are shown. The Fund commenced operations on May 26, 1988 as a closed-end investment company. Effective October 7, 1991, the Fund commenced operations as an open-end investment company.

2Inception dates: 5/26/88 Class A; 1/15/92 Class B; 8/1/94 Class C; 9/13/96 Class Z.

3These are the average cumulative total returns of 131 funds in the Lipper Global Income Fund category for one year, and 38 funds for five years.

**Lipper since inception returns were Class A: 93.1% for 18 funds; Class B:
40.9% for 40 funds; and Class C: 28.0% for 90 funds. Class Z returns were not available. Lipper provides data on a monthly basis, so for comparative purposes, these returns reflect the Fund's first full calendar month of performance.

How Investments Compared.
    (As of 12/31/96)
         (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Gabriel Irwin and Simon Wells, Fund Managers
(PHOTOS)
Portfolio Managers' Report

Your Fund seeks to maximize total return, which is its current income plus any capital appreciation of its underlying bonds. The Fund invests primarily in intermediate-term, investment grade bonds issued throughout the world. The Fund may also invest up to 10% of total net assets in bonds rated below investment grade with a minimum rating of "B" by Standard & Poor's or Moody's or of comparable quality in our view. Lower rated securities carry a greater risk of loss of principal and interest than higher rated securities. There are special risks associated with foreign investing, including social, political and currency risks, and potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

How We Invest.
We look to invest in countries with well-managed economies and currencies. These are critical factors in determining a bond's value and its prospects for appreciation. Once we have identified our preferred countries, we look at specific types of bonds and issuers. It's a top-down investment philosophy that governs our broad country and currency allocation.

Strategy Session.

Of Countries & Currencies.
Our strategy depends upon investing in the right countries and currencies -- at the right time.

Your Fund invested primarily in foreign markets, allocating 60% of total investments to them. Historically, foreign bond markets have tended to produce returns superior to those of the U.S. In 1996, some non-U.S. bond market returns were nearly ten times those of the U.S. (Italy 21.9% vs. U.S. 2.7%, in local currency terms, according to the Salomon Bros. World Government Bond Index).

Some Were Hot.
Bond markets in Spain, Italy, Canada, and Australia afforded attractive investment returns in 1996. An expectation of currency union in Europe drew investors to the high yielding markets of Spain and Italy. And all of these countries featured well-managed economies and low levels of inflation, both of which we liked. The emerging markets of Poland, Hungary and the Czech Republic were also favorites of ours, because of their attractive yields.

Others Were Not.
To take advantage of these opportunities, we trimmed Fund assets during the year in poorer performing markets, such as the U.S. and Germany. In the U.S., the fear of higher interest rates prompted a strong sell-off in bonds last spring, which held returns (2.7%) down for the year. A declining mark and the strength of other foreign markets (namely Spain and Italy) drew investors away from Germanys bond market and were largely responsible for negative returns there (-0.3% according to the J.P. Morgan Traded Government Bond Index) in 1996.

We Hedged, You Gained.
Your Fund also used currency hedges to protect return. This meant we bought contracts giving us the power to buy currencies in the future. If we purchased correctly (and we usually did in 1996), the contracts made money for your Fund. If we didn't, the reverse would be true. Our currency of choice in 1996 was the U.S. dollar. At year-end, about 83% of our currency exposure was in U.S. dollar bloc countries.

What Went Well.

Countries Yield Success.
Several of our country selections yielded success over the year, including:

- In Eastern Europe, our emerging market investments performed very well. As we related in our previous letter to you, Poland, the Czech Republic and Hungary have taken great strides in reforming their economies and encouraging foreign investment. Ratings by Moody's and Standard & Poor's of government bonds issued in these countries improved, all now having investment grade status. Bond yields were also quite attractive. Eastern European markets comprised 3% of total investments on December 31, 1996.

- In Western Europe, we were impressed by the performances of the Spanish and Italian bond markets, which returned 14% and 27%, respectively in local currency terms, according to Salomon Bros. At year-end, 5.6% of total fund investments were in Spanish bonds, and 4.5% of total Fund investments were allocated to Italian bonds.

- Among dollar-bloc countries (U.S., Australia, Canada and New Zealand), Australia and Canada also had solid returns of about 11% for the year. We modestly increased our holdings to 5% from 2% in Australia, and to 7% from 6% in Canada as the year progressed.

Five Largest
Issuers.
20.1%            U.S. Treasury Notes
6.7%             Netherlands Bonds
6.4%             German Bonds
6.0%             Canadian Bonds
6.0%             Danish Bonds

Expressed as a percentage of total net assets as of 12/31/96.

    Portfolio Breakdown.
Expressed as a percentage of
total investments as of 12/31/96.
        (PIE CHART)

And Not So Well.

In Retrospect...
Looking back, we would have been more successful if we invested additional assets in emerging markets or purchased additional currency contracts tied to the dollar. (It was our U.S. dollar strategy and emerging market returns which helped propel us ahead of the average international bond fund at mid-year.)

Looking Ahead.
Six months ago we said that the world's bond markets would probably remain sluggish for the second half of 1996. We were pleasantly surprised by how the U.S. bond market recovered, and its positive effects on global bond markets. Going forward, we are cautiously optimistic. The U.S. is entering its sixth year of moderate economic growth with low levels of inflation. Around the world, economic growth remains slow and inflation remains well-behaved. Your Fund will seek additional return by pursuing its current investment policies and by adjusting its hedging strategy to meet changing market conditions.
-------------------------------------------------------------------------------
                                                                              1

President's Letter                                          February 3, 1997
(PHOTO)

Dear Shareholder:
For many investors, 1996 was the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones Industrial Average passed 6500 -- only weeks after breaking the 6000 mark in mid-October -- and another record high was reached in January 1997. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.

This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.

Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered Representative can help you:

- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds (foreign & domestic) and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.

- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable Annuity offers you many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.

- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996. The IRS deadline is April 15, 1997, but it's best to act sooner.

Why not contact your Financial Advisor or Registered Representative today? If you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.
-------------------------------------------------------------------------------
2

Portfolio of Investments as of              PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1996                           INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
 ------------------------------------------------------------
LONG-TERM INVESTMENTS--87.4%
--------------------------------------------------------------
Australia--5.1%
A$      2,900   New South Wales Treasury
                   Corporation,
                   6.50%, 5/1/06                  $  2,125,407
        9,500   Queensland Treasury
                   Corporation,
                   6.50%, 6/14/05                    7,045,563
                                                  ------------
                                                     9,170,970
------------------------------------------------------------
Canada--7.3%
C$      3,000   British Columbia Provincial
                   Bonds,
                   7.75%, 6/16/03                    2,374,754
                Canadian Government Bonds,
       10,000   9.00%, 12/1/04                       8,556,115(a)
        2,500   9.00%, 6/1/25, Ser. A-76             2,244,767(a)
                                                  ------------
                                                    13,175,636
------------------------------------------------------------
Czech Republic--0.5%
CZK    10,000   International Finance
                   Corporation,
                   10.50%, 11/30/98                    364,968
       15,000   Skoda Finance,
                   11.625%, 2/9/98                     549,378
                                                  ------------
                                                       914,346
------------------------------------------------------------
Denmark--6.0%
                Danish Government Bonds,
DKr    15,000   8.00%, 5/15/03                       2,817,076
       27,500   7.00%, 12/15/04                      4,859,849(a)
       16,500   8.00%, 3/15/06                       3,070,821(a)
                                                  ------------
                                                    10,747,746
------------------------------------------------------------
France--1.2%
FF      10,500  National Bank of Hungary,
                   8.00%, 11/12/99                   2,198,237
Germany--10.2%
                German Government Bonds,
 DM     3,500   6.75%, 4/22/03                    $  2,441,491(a)
       10,500   7.375%, 1/3/05                       7,542,302(a)
        2,500   6.25%, 1/4/24                        1,534,846(a)
        4,000   Republic of Columbia,
                   7.25%, 12/21/00                   2,725,446
        4,000   Tokyo Gas Co.,
                   7.00%, 7/27/05                    2,752,674
        2,000   United Mexican States,
                   8.125%, 9/10/04, FRN              1,312,805
                                                  ------------
                                                    18,309,564
------------------------------------------------------------
Hungarian--0.6%
HUF   180,000   Hungary Government Bonds,
                   23.50%, 5/17/98                   1,147,479
------------------------------------------------------------
Italy--4.5%
Lira  1,500,000 Bayerische Landesanstalt Bank,
                   10.625%, 5/12/00                  1,097,501
    9,000,000   Italian Government Bonds,
                   8.50%, 8/1/99                     6,186,057
    1,000,000   Republic of Italy,
                   8.50%, 1/1/04                       702,598
                                                  ------------
                                                     7,986,156
------------------------------------------------------------
Netherlands--6.7%
                Dutch Government Bonds,
 NLG    5,000   7.50%, 6/15/99                       3,140,166
       11,500   7.00%, 6/15/05                       7,248,960(a)
        2,600   7.50%, 1/15/23                       1,694,477(a)
                                                  ------------
                                                    12,083,603

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

Portfolio of Investments as of              PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1996                           INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
 ------------------------------------------------------------
New Zealand--2.0%
NZ$     4,800   New Zealand Government Bonds,
                   8.00%, 2/15/01                 $  3,506,686
------------------------------------------------------------
Poland--0.5%
PLZ     1,250   Poland Government Bonds,
                   16.00%, 10/12/98                    409,981
        1,250   General Electric Capital
                   Corporation,
                   18.25%, 2/27/98                     427,329
                                                  ------------
                                                       837,310
------------------------------------------------------------
Spain--4.1%
                Spanish Government Bonds,
Pts    450,000  10.30%, 6/15/02                      4,103,856(a)
      375,000   8.20%, 2/28/09                       3,156,303
                                                  ------------
                                                     7,260,159
------------------------------------------------------------
United Kingdom--6.6%
BP      1,500   Guaranteed Export Finance
                   Corporation,
                   7.25%, 12/15/98                   2,572,712
                United Kingdom Treasury Bonds,
        2,900   7.75%, 9/8/06                        5,034,390
        2,200   8.75%, 8/25/17                       4,175,596
                                                  ------------
                                                    11,782,698
------------------------------------------------------------
United States--32.1%
Corporate Bonds--3.4%
 US$      750   Banco Nacional de Commercio
                   Exterior SNC, (Mexico),
                   7.50%, 7/1/00                       729,750
        1,250   Bancomer S.A., SNC, (Mexico),
                   8.00%, 7/7/98                     1,246,250
 US$      600   Empresas La Moderna S.A.,
                   (Mexico),
                   11.375%, 1/25/99               $    630,000
        1,450   Financiera Energetica Nacional,
                   (Colombia),
                   9.00%, 11/8/99                    1,513,075
        2,000   Petroleas Mexicano, (Mexico),
                   6.50%, 3/8/99, FRN                1,956,248
                                                  ------------
                                                     6,075,323
Sovereign Bonds--7.8%
          750   National Bank of Romania,
                   9.75%, 6/25/99                      759,375
          980   Republic of Argentina,
                   6.625%, 3/31/05, Ser. L, FRN        852,600
        1,092   Republic of Brazil,
                   6.6875%, 1/1/01, IDU, FRN         1,057,875
                Republic of Colombia,
        2,185   7.125%, 5/11/98                      2,192,647
        1,500   7.25%, 2/23/04                       1,435,500
        3,500   Republic of Poland,
                   Disc. Note,
                   6.50%, 10/27/24, FRN              3,399,375
          750   Rio De Janeiro Municipality,
                   10.375%, 7/12/99                    774,375
          500   Trinidad & Tobago Republic,
                   9.75%, 11/3/00                      536,250
                United Mexican States,
        1,000   9.75%, 2/6/01                        1,040,500
        2,000   7.5625%, 8/6/01, FRN                 2,004,800
                                                  ------------
                                                    14,053,297
Supranational Bonds--0.8%
        1,350   Corporacion Andina de Formento,
                   7.375%, 7/21/00                   1,373,625
U.S. Government Obligations--20.1%
                United States Treasury Notes,
       15,000   6.75%, 6/30/99                      15,264,900
        6,500   6.125%, 9/30/00                      6,495,905(a)

--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

Portfolio of Investments as of              PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1996                           INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
 ------------------------------------------------------------
U.S. Government Obligations (cont'd.)
                United States Treasury Notes,
US$     6,000   5.75%, 8/15/03                    $  5,820,000(a)
        7,800   7.875%, 11/15/04                     8,511,750(a)
                                                  ------------
                                                    36,092,555
                                                  ------------
                                                    57,594,800
                                                  ------------
                Total long-term investments
                   (cost US$148,296,553)           156,715,390
                                                  ------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--10.4%
------------------------------------------------------------
Czech Republic--0.6%
CZK    30,000   ING Bank, Euro Commercial
                   Paper,
                   12.25%(b), 2/20/97                1,080,811
------------------------------------------------------------
Hungarian--0.3%
HUF   100,000   Hungarian Treasury Bills,
                   25.00%(b), 5/27/97                  618,688
------------------------------------------------------------
Indonesia--0.2%
INR  1,000,000  Bank Tabungan Negara,
                   13.45%(b), 11/7/97                  379,310
------------------------------------------------------------
Poland--0.8%
                Polish Treasury Bills,
PLZ     1,000   19.00%(b), 1/22/97                     345,753
        1,000   19.00%(b), 2/5/97                      343,282
        2,340   19.00%(b), 2/12/97                     799,206
                                                  ------------
                                                     1,488,241
Spain--1.3%
Pts    300,000  Republic of Argentina,
                   12.80%, 12/9/97                $  2,385,159
------------------------------------------------------------
United Kingdom--1.1%
BP      1,100   Mellon Bank Time Deposit,
                   5.75%, 1/6/97                     1,881,950
------------------------------------------------------------
United States--6.1%
US$    10,933   Joint Repurchase Agreement
                   Account,
                   6.61%, 1/2/97; (Note 5)          10,933,000
                                                  ------------
                Total short-term investments
                   (cost US$18,885,532)             18,767,159
                                                  ------------
------------------------------------------------------------
Total Investments--97.8%
                (cost US$167,182,085; Note 4)      175,482,549
                Other assets in excess of
                   liabilities--2.2%                 3,863,767
                                                  ------------
                Net Assets--100%                  $179,346,316
                                                  ------------
                                                  ------------

---------------
Portfolio securities are classified according to the securities currency denomination.
(a) Principal amount segregated as collateral for forward currency contracts. Aggregate value of segregated securities-US$64,125,139.
(b) Percentages quoted represent yield-to-maturity as of purchase date. FRB-Floating Rate Bond.
FRN-Floating Rate Note.
IDU-Interest Due and Unpaid Bonds.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Statement of Assets and Liabilities              INCOME FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $167,182,085)...............................................................        $ 175,482,549
Foreign currency, at value (cost $768,063)..............................................................              763,000
Cash....................................................................................................               67,346
Interest receivable.....................................................................................            3,863,312
Forward currency contracts-net amount receivable from counterparties....................................              247,726
Receivable for Fund shares sold.........................................................................               29,728
Other assets............................................................................................                4,867
                                                                                                              -----------------
   Total assets.........................................................................................          180,458,528
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................              455,218
Accrued expenses........................................................................................              372,392
Management fee payable..................................................................................              113,616
Forward currency contracts-net amount payable to counterparties.........................................              110,550
Dividends payable.......................................................................................               30,719
Distribution fee payable................................................................................               29,717
                                                                                                              -----------------
   Total liabilities....................................................................................            1,112,212
                                                                                                              -----------------
Net Assets..............................................................................................        $ 179,346,316
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $      21,513
   Paid-in capital in excess of par.....................................................................          250,508,825
                                                                                                              -----------------
                                                                                                                  250,530,338
   Undistributed net investment income..................................................................            1,676,080
   Accumulated net realized loss on investments.........................................................          (81,254,373)
   Net unrealized appreciation on investments and foreign currencies....................................            8,394,271
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................        $ 179,346,316
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($165,828,616 / 19,892,453 shares of common stock issued and outstanding).........................                  $8.34
   Maximum sales charge (3.00% of offering price).......................................................                  .26
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $8.60
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($12,986,899 / 1,556,607 shares of common stock issued and outstanding)...........................                $8.34
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($189,666 / 22,736 shares of common stock issued and outstanding).................................                $8.34
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($341,135 / 40,924 shares of common stock issued and outstanding).................................                $8.34
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
6                                             See Notes to Financial Statements.

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1996
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $12,892)...........................      $14,703,425
                                            -----------------
Expenses
   Management fee........................        1,386,451
   Distribution fee--Class A.............          253,828
   Distribution fee --Class B............          116,182
   Distribution fee--Class C.............              824
   Transfer agent's fees and expenses....          386,000
   Custodian's fees and expenses.........          180,000
   Reports to shareholders...............          153,000
   Registration fees.....................           74,000
   Audit fees and expenses...............           65,000
   Directors' fees and expenses..........           34,000
   Legal fees and expenses...............           24,000
   Insurance expense.....................            4,000
   Miscellaneous.........................           10,761
                                            -----------------
      Total expenses.....................        2,688,046
                                            -----------------
Net investment income....................       12,015,379
                                            -----------------
Net Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain on:
   Investment transactions...............        2,873,006
   Foreign currency transactions.........        5,652,978
                                            -----------------
                                                 8,525,984
                                            -----------------
Net change in unrealized
   appreciation/depreciation of:
   Investments...........................       (2,185,772)
   Foreign currencies....................          555,027
                                            -----------------
                                                (1,630,745)
                                            -----------------
Net gain on investments and foreign
   currencies............................        6,895,239
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $18,910,618
                                            -----------------
                                            -----------------

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $ 12,015,379    $ 13,288,621
   Net realized gain on investment
      and foreign currency
      transactions................     8,525,984      18,708,769
   Net change in net unrealized
      appreciation/depreciation on
      investments and foreign
      currencies..................    (1,630,745)     15,737,917
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    18,910,618      47,735,307
                                    ------------    ------------
Net equalization debits...........            --         (68,241)
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................   (11,085,209)    (12,197,948)
      Class B.....................      (920,752)     (1,089,996)
      Class C.....................        (6,619)           (677)
      Class Z.....................        (2,799)             --
                                    ------------    ------------
                                     (12,015,379)    (13,288,621)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................    (5,793,623)     (5,263,793)
      Class B.....................      (474,939)       (470,367)
      Class C.....................        (4,101)           (293)
      Class Z.....................        (4,774)             --
                                    ------------    ------------
                                      (6,277,437)     (5,734,453)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold........................    16,398,099      16,586,187
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     6,011,409       5,341,402
   Cost of shares reacquired......   (42,995,654)    (81,316,129)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (20,586,146)    (59,388,540)
                                    ------------    ------------
Total decrease....................   (19,968,344)    (30,744,548)
Net Assets
Beginning of year.................   199,314,660     230,059,208
                                    ------------    ------------
End of year.......................  $179,346,316    $199,314,660
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
--------------------------------------------------------------------------------
Prudential Intermediate Global Income Fund, Inc., (the ``Fund'') was organized in Maryland as a closed-end, non-diversified management investment company and commenced investment operations on May 26, 1988. On October 4, 1991 the Fund concluded operations as a closed-end investment company and effective October 7, 1991, commenced operations as an open-end, non-diversified investment company. The Fund's investment objective is to maximize total return, the components of which are current income and capital appreciation, by investing in a portfolio consisting primarily of U.S. and foreign government securities. The Fund will also engage in certain hedging strategies to meet its investment objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency rate. Portfolio securities (including options) are valued at their current market value as determined by an independent pricing service, principal market maker or by reference to the applicable exchange price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its
--------------------------------------------------------------------------------
8

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
--------------------------------------------------------------------------------
foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Equalization: Effective January 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per-share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. A portion ($402,412) of undistributed net investment income at December 31, 1995, resulting from equalization, was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results from operations, or net asset value per share.
Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to reclassify $5,899,674 of foreign currency gains from accumulated net realized loss on investments to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets.
The Fund has a distribution agreement with Prudential Securities Incorporated (``PSI''), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Pursuant to the Class A, B and C Plans, the Fund compensates PSI with respect to Class A, B and C shares, for distribution-related activities at an
--------------------------------------------------------------------------------
                                                                         9 -----

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
--------------------------------------------------------------------------------
annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15% of 1%, .75% of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1996.
PSI has advised the Fund that it has received approximately $22,100 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended December 31, 1996, it received approximately $34,900 and $500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.
PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1996, the Fund incurred fees of approximately $317,000 for the services of PMFS. As of December 31, 1996, fees of approximately $25,000 were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1996, aggregated $73,338,409 and $95,925,619, respectively.
At December 31, 1996, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                                    Value at
       Foreign Currency          Settlement Date     Current      Appreciation
        Sale Contracts               Payable          Value      (Depreciaton)
-------------------------------  ---------------   -----------   --------------
Australian Dollars,
 expiring 1/29/97..............    $ 1,714,535     $ 1,716,995     $   (2,460)
Deutschemarks,
 expiring 1/29/97..............     16,465,320      16,545,662        (80,342)
French Francs,
 expiring 3/17/97..............      6,849,047       6,759,979         89,068
Japanese Yen,
 expiring 1/29/97..............      4,428,698       4,335,068         93,630
Netherland Guilders,
 expiring 1/29/97..............     18,379,040      18,406,788        (27,748)
Swiss Francs,
 expiring 1/29/97..............      7,002,935       6,937,907         65,028
                                 ---------------   -----------   --------------
                                   $54,839,575     $54,702,399     $  137,176
                                 ---------------   -----------   --------------
                                 ---------------   -----------   --------------

The federal income tax basis of the Fund's investments at December 31, 1996 was $167,204,178 and, accordingly, net unrealized appreciation for federal income tax purposes was $8,278,371 (gross unrealized appreciation--$9,615,041 gross unrealized depreciation--$1,336,670).
For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1996, of approximately $81,232,300 of which $39,358,200 expires in 1997, $23,240,000 expires in 1998 and $18,634,100 expires in 2002. Such carryforward is after utilization of approximately $2,531,800 of net taxable gains realized and recognized during the year ended December 31, 1996. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of
--------------------------------------------------------------------------------
 10

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
--------------------------------------------------------------------------------
December 31, 1996, the Fund has a 1.0% undivided interest in the joint account. The undivided interest for the Fund represents $10,933,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest is $349,151,276.
Goldman, Sachs & Co. Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest is $347,820,889.
J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest is $347,822,540.
Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest is $69,375,117.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective September 13, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion authorized shares of $.001 par value common stock divided equally into Class A, B, C and Z shares. Of the 21,512,720 shares of common stock issued and outstanding at December 31, 1996, PMF owned 12,717 Class A shares.
Transactions in shares of common stock were as follows:

Class A                               Shares         Amount
----------------------------------  -----------   ------------
Year ended December 31, 1996:
Shares sold.......................   1,627,906    $13,874,864
Shares issued in reinvestment of
  dividends.......................     623,439      5,190,056
Shares reacquired.................  (4,456,896)  (37,256,995)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............  (2,205,551)  (18,192,075)
Shares issued upon conversion from
  Class B.........................     176,554      1,485,956
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (2,028,997)  $(16,706,119)
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1995:
Shares sold.......................   1,850,612    $15,008,482
Shares issued in reinvestment of
  dividends.......................     550,526      4,466,762
Shares reacquired.................  (8,945,391)  (72,011,740)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............  (6,544,253)  (52,536,496)
Shares issued upon conversion from
  Class B.........................     169,839      1,290,841
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (6,374,414 )  $(51,245,655)
                                    -----------   ------------
                                    -----------   ------------
Class B
----------------------------------
Year ended December 31, 1996:
Shares sold.......................     221,716    $ 1,860,253
Shares issued in reinvestment of
  dividends.......................      95,574        795,836
Shares reacquired.................    (667,933)   (5,574,736)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............    (350,643)   (2,918,647)
Shares reacquired upon conversion
  into Class A....................    (176,501)   (1,485,956)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................    (527,144 )  $(4,404,603)
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1995:
Shares sold.......................     195,759    $ 1,567,104
Shares issued in reinvestment of
  dividends.......................     107,743        873,686
Shares reacquired.................  (1,173,472)   (9,304,389)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............    (869,970)   (6,863,599)
Shares reacquired upon conversion
  into Class A....................    (169,615)   (1,290,841)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (1,039,585)  $(8,154,440)
                                    -----------   ------------
                                    -----------   ------------

--------------------------------------------------------------------------------
                                                                        11 -----

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND, INC.
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
----------------------------------  -----------   ------------
Year ended December 31, 1996:
Shares sold.......................      33,617    $   278,856
Shares issued in reinvestment of
  dividends.......................       1,399         11,666
Shares reacquired.................     (13,861)     (116,335)
                                    -----------   ------------
Net increase in shares
  outstanding.....................      21,155    $   174,187
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1995:
Shares sold.......................       1,439    $    10,601
Shares issued in reinvestment of
  dividends.......................         116            954
                                    -----------   ------------
Net increase in shares
  outstanding.....................       1,555    $    11,555
                                    -----------   ------------
                                    -----------   ------------
Class Z
----------------------------------
September 13, 1996(a) through
  December 31, 1996:
Shares sold.......................      44,728    $   384,126
Shares issued in reinvestment of
  dividends and distributions.....       1,667         13,851
Shares reacquired.................      (5,471)      (47,588)
                                    -----------   ------------
Net increase in shares
  outstanding.....................      40,924    $   350,389
                                    -----------   ------------
                                    -----------   ------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
 12

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                             INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class A(e)
                                                                ----------------------------------------------------------------
                                                                                                                     Ten Months
                                                                            Year Ended December 31,                    Ended
                                                                -----------------------------------------------     December 31,
                                                                  1996         1995         1994         1993         1992(b)
                                                                --------     --------     --------     --------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $   8.30     $   7.32     $   8.43     $   7.77       $   8.39
                                                                --------     --------     --------     --------     ------------
Income from investment operations
Net investment income........................................        .56          .52(d)       .50          .59            .61
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions..............        .33         1.20(d)     (1.09)         .63           (.36)
                                                                --------     --------     --------     --------     ------------
   Total from investment operations..........................        .89         1.72         (.59)        1.22            .25
                                                                --------     --------     --------     --------     ------------
Less distributions
Dividends from net investment income.........................       (.56)        (.52)(d)     (.29)        (.48)          (.59)
Distributions in excess of net investment income.............       (.29)        (.22)(d)    --           --            --
Distributions from capital gains.............................      --           --            (.01)        (.08)          (.28)
Tax return of capital distributions..........................      --           --            (.22)       --            --
                                                                --------     --------     --------     --------     ------------
   Total distributions.......................................       (.85)        (.74)        (.52)        (.56)          (.87)
                                                                --------     --------     --------     --------     ------------
Net asset value, end of period...............................   $   8.34     $   8.30     $   7.32     $   8.43       $   7.77
                                                                --------     --------     --------     --------     ------------
                                                                --------     --------     --------     --------     ------------
TOTAL RETURN(c):.............................................     11.13%        24.01%       (7.02)%      16.12%          3.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................   $165,829     $181,985     $207,153     $320,406       $378,865
Average net assets (000).....................................   $169,219     $200,759     $262,882     $355,018       $331,339
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.40%        1.40%        1.46%        1.41%          1.30%(a)
   Expenses, excluding distribution fees.....................       1.25%        1.25%        1.31%        1.26%          1.15%(a)
   Net investment income.....................................       6.55%        6.09%        6.04%        7.42%          9.08%(a)
For Class A, B, C and Z shares:
Portfolio turnover rate......................................         45%         220%         554%         361%           201%

                                                                Year Ended
                                                               February 29,
                                                                   1992
                                                               ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $   8.79
                                                               ------------
Income from investment operations
Net investment income........................................         .71
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions..............        (.36)
                                                               ------------
   Total from investment operations..........................         .35
                                                               ------------
Less distributions
Dividends from net investment income.........................        (.71)
Distributions in excess of net investment income.............      --
Distributions from capital gains.............................      --
Tax return of capital distributions..........................        (.04)
                                                               ------------
   Total distributions.......................................        (.75)
                                                               ------------
Net asset value, end of period...............................    $   8.39
                                                               ------------
                                                               ------------
TOTAL RETURN(c):.............................................       4.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $271,714
Average net assets (000).....................................    $399,714
Ratios to average net assets:
   Expenses, including distribution fees.....................        1.20%
   Expenses, excluding distribution fees.....................        1.15%
   Net investment income.....................................        8.43%
For Class A, B, C and Z shares:
Portfolio turnover rate......................................         170%

---------------
(a) Annualized.
(b) The Fund changed its fiscal year end to December 31.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the fiscal year.
(e) Prior to October 7, 1991, the Fund was organized as a closed-end fund.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      13 -----

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                             INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class B
                                                                -------------------------------------------------------------
                                                                                                                  Ten Months
                                                                          Year Ended December 31,                   Ended
                                                                --------------------------------------------     December 31,
                                                                  1996        1995        1994        1993         1992(b)
                                                                --------     -------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $  8.31      $  7.33     $  8.44     $  7.79       $   8.40
                                                                --------     -------     -------     -------     ------------
Income from investment operations
Net investment income........................................       .53          .47(d)      .45         .54            .57
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions..............       .30         1.20(d)    (1.09)        .63           (.35)
                                                                --------     -------     -------     -------     ------------
   Total from investment operations..........................       .83         1.67        (.64)       1.17            .22
                                                                --------     -------     -------     -------     ------------
Less distributions
Dividends from net investment income.........................      (.53 )       (.47)(d)    (.26)       (.44)          (.55)
Distributions in excess of net investment income.............      (.27 )       (.22)(d)   --          --            --
Distributions from capital gains.............................     --           --           (.01)       (.08)          (.28)
Tax return of capital distributions..........................     --           --           (.20)      --            --
                                                                --------     -------     -------     -------     ------------
   Total distributions.......................................      (.80 )       (.69)       (.47)       (.52)          (.83)
                                                                --------     -------     -------     -------     ------------
Net asset value, end of period...............................   $  8.34      $  8.31     $  7.33     $  8.44       $   7.79
                                                                --------     -------     -------     -------     ------------
                                                                --------     -------     -------     -------     ------------
TOTAL RETURN(c):.............................................     10.36 %      23.25%      (7.69)%     15.29%          2.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................   $12,987      $17,317     $22,906     $39,440       $ 33,500
Average net assets (000).....................................   $15,491      $19,336     $31,835     $36,197       $ 18,358
Ratios to average net assets:
   Expenses, including distribution fees.....................      2.00 %       2.00%       2.07%       2.01%          1.90%(a)
   Expenses, excluding distribution fees.....................      1.25 %       1.25%       1.31%       1.26%          1.15%(a)
   Net investment income.....................................      5.94 %       5.49%       5.44%       6.67%          8.54%(a)

                                                               January 15,
                                                                 1992(e)
                                                                 Through
                                                               February 29,
                                                                   1992
                                                               ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................     $ 8.43
                                                                   -----
Income from investment operations
Net investment income........................................        .08
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions..............       (.03)
                                                                   -----

   Total from investment operations..........................        .05
                                                                   -----

Less distributions
Dividends from net investment income.........................       (.08)
Distributions in excess of net investment income.............     --
Distributions from capital gains.............................     --
Tax return of capital distributions..........................     --
                                                                   -----

   Total distributions.......................................       (.08)
                                                                   -----

Net asset value, end of period...............................     $ 8.40
                                                                   -----
                                                                   -----

TOTAL RETURN(c):.............................................        .58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................     $1,049
Average net assets (000).....................................     $  456
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.03%(a)
   Expenses, excluding distribution fees.....................        .28%(a)
   Net investment income.....................................       9.43%(a)

---------------
(a) Annualized.
(b) The Fund changed its fiscal year end to December 31.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the fiscal year.
(e) Figures are actual and not rounded to the nearest thousand.
--------------------------------------------------------------------------------
14                                          See Notes to Financial Statements.

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                             INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                 Class C                        Class Z
                                                                  --------------------------------------     -------------
                                                                                             August 1,       September 13,
                                                                   Year Ended December        1994(e)           1996(f)
                                                                           31,                Through           Through
                                                                  ---------------------     December 31,     December 31,
                                                                    1996         1995           1994             1996
                                                                  --------     --------     ------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................      $ 8.31       $ 7.33         $ 7.69           $  8.39
                                                                  --------     --------         -----             -----
Income from investment operations
Net investment income........................................         .53          .47(d)         .14               .32
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions.............................         .30         1.20(d)        (.32)              .12
                                                                  --------     --------         -----             -----
   Total from investment operations..........................         .83         1.67           (.18)              .44
                                                                  --------     --------         -----             -----
Less distributions
Dividends from net investment income.........................        (.53)        (.47)(d)       (.10)             (.32)
Distributions in excess of net investment income.............        (.27)        (.22)(d)     --                  (.17)
Tax return of capital distributions..........................       --           --              (.08)           --
                                                                  --------     --------         -----             -----
   Total distributions.......................................        (.80)        (.69)          (.18)             (.49)
                                                                  --------     --------         -----             -----
Net asset value, end of period...............................      $ 8.34       $ 8.31         $ 7.33           $  8.34
                                                                  --------     --------         -----             -----
                                                                  --------     --------         -----             -----
TOTAL RETURN(c):.............................................       10.36%       23.25%         (2.44)%            5.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................      $  190       $   13         $  193(b)        $   341
Average net assets (000).....................................      $  110       $   11         $  197(b)        $   142
Ratios to average net assets:
   Expenses, including distribution fees.....................        2.00%        2.00%          1.05%(a)          1.11%(a)
   Expenses, excluding distribution fees.....................        1.25%        1.25%           .30%(a)          1.11%(a)
   Net investment income.....................................        6.02%        5.49%          3.30%(a)          6.94%(a)

---------------
(a) Annualized.
(b) Figures are actual and not rounded to the nearest thousand.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the fiscal year.
(e) Commencement of offering of Class C shares.
(f) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      15 -----

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Report of Independent Accountants                INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of
Prudential Intermediate Global Income Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Intermediate Global Income Fund, Inc. (the ``Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 25, 1997
--------------------------------------------------------------------------------
16

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Supplemental Proxy Information                  INCOME FUND, INC.
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Intermediate Global Income Fund, Inc. (the ``Fund'') was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:
(1) To elect Directors as follows: Edward D. Beach, Delayne Dedrick Gold, Robert
    F. Gunia, Donald D. Lennox, Douglas H. McCorkindale, Mendel A. Melzer, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis
    A. Weil, III and Clay T. Whitehead.
(2) To approve the proposed elimination of the Fund's fundamental investment restriction relating to investment in securities of unseasoned issuers.
(3) To ratify the selection of Price Waterhouse LLP as independent public accountants for the Fund for the fiscal year ending December 31, 1996.
    The results of the proxy solicitation on the above matters were as follows:

Director/Matter                                              Votes for                   Votes against               Abstentions
                                                          ----------------               -------------               -----------
(1) Edward D. Beach                                          10,426,172                            0                   392,655
   Delayne Dedrick Gold                                      10,461,164                            0                   357,663
   Robert F. Gunia                                           10,465,020                            0                   353,807
   Donald D. Lennox                                          10,433,948                            0                   384,879
   Douglas H. McCorkindale                                   10,475,905                            0                   342,922
   Mendel A. Melzer                                          10,443,729                            0                   375,098
   Thomas T. Mooney                                          10,471,721                            0                   347,106
   Stephen P. Munn                                           10,475,228                            0                   343,599
   Richard A. Redeker                                        10,472,956                            0                   345,871
   Robin B. Smith                                            10,475,583                            0                   343,244
   Louis A. Weil, III                                        10,477,963                            0                   340,864
   Clay T. Whitehead                                         10,456,010                            0                   362,817
(2) Elimination of Investment Restriction                     8,463,482                    1,190,734                   640,098
(3) Price Waterhouse                                         10,233,234                      204,327                   381,266

--------------------------------------------------------------------------------
                                                                        17 -----

Getting The Most
From Your Prudential
Mutual Fund.

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past perfor-mance is not indicative of future results.

Portfolio
Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most
From Your Prudential
Mutual Fund.

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Comparing A $10,000 Investment.
Prudential Intermediate Global Income Fund, Inc.
vs. the J.P. Morgan Traded Gov't Bond Index.

// Prudential Intermediate
Global Income Fund, Inc.

-- J.P. Morgan Traded Gov't
Bond Index

                                       Average Annual
                Class A                Total Returns
                (CHART)                With Sales Load
                                       8.1% Since Inception
                                       8.4% for 5 Years
                                       7.8% for 1 Year

                                       Without Sales Load
                                       8.5% Since Inception
                                       9.0% for 5 Years
                                       11.1% for 1 Year


                Class B                Average Annual
                (CHART)                Total Returns
                                       With Sales Load
                                       8.4% Since Inception
                                       7.4% for 1 Year

                                       Without Sales Load
                                       8.4% Since Inception
                                       10.4% for 1 Year


                Class C                Average Annual
                (CHART)                Total Returns
                                       With Sales Load
                                       12.4% Since Inception
                                       9.4% for 1 Year

                                       Without Sales Load
                                       12.4% Since Inception
                                       10.4% for 1 Year

                Class Z
                (CHART)

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The charts on top of the graphs are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Intermediate Global Income
Fund, Inc. (Class A, Class B, Class C and Class Z) with a similar investment in the J.P. Morgan Traded Gov't Bond Index by portraying the initial account values at the commencement of operations of each share class, and subsequent account values at the end of this reporting period (December 31, 1996), as measured on a quarterly basis, beginning in 1988 for Class A shares, in 1992 for Class B shares, in 1994 for Class C shares and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. Since Class Z shares have been in existence less than a year, no average annual returns are shown.

The Index is a weighted index of the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and the United States. It provides a broad measure of market performance.

It is an unmanaged Index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of global bond funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, NY  10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435G203             MF155E
74435G302             Cat. #444582Y
74435G401
74435G500